==============================================================================

                                  FORM T-1

                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                          STATEMENT OF ELIGIBILITY
                 UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                  CORPORATION DESIGNATED TO ACT AS TRUSTEE

                    CHECK IF AN APPLICATION TO DETERMINE
                    ELIGIBILITY OF A TRUSTEE PURSUANT TO
                           SECTION 305(b)(2) [ ]

                           =====================

                         BNY MIDWEST TRUST COMPANY
               (formerly known as CTC Illinois Trust Company)
            (Exact name of trustee as specified in its charter)

Illinois                                               36-3800435
(State of incorporation                                (I.R.S. employer
if not a U.S. national bank)                           identification no.)

2 N. LaSalle Street
Suite 1020
Chicago, Illinois                                      60602
(Address of principal executive offices)               (Zip code)

                           =====================

                           BRUNSWICK CORPORATION
            (Exact name of obligor as specified in its charter)

Delaware                                               36-0848180
(State or other jurisdiction of                        (I.R.S. employer
incorporation or organization)                         identification no.)

1 N. Field Ct.
Lake Forest, Illinois                                  60045-4811
(Address of principal executive offices)               (Zip code)

                           =====================

                              Debt Securities
                    (Title of the indenture securities)


==============================================================================

1.   GENERAL INFORMATION. FURNISH THE FOLLOWING INFORMATION AS TO THE
     TRUSTEE:

     (A) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

------------------------------------------------------------------------------
            Name                                    Address
------------------------------------------------------------------------------

Office of Banks & Trust Companies of      500 E. Monroe Street
the State of Illinois                     Springfield, Illinois 62701-1532

Federal Reserve Bank of Chicago           230 S. LaSalle Street
                                          Chicago, Illinois 60603

     (B)  WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

     Yes.

2.   AFFILIATIONS WITH OBLIGOR.

     IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

     None.

16.  LIST OF EXHIBITS.

     1. A copy of Articles of Incorporation of BNY Midwest Trust Company (formerly CTC Illinois Trust Company, formerly Continental Trust Company) as now in effect. (Exhibit 1 to Form T-1 filed with the Registration Statement No. 333-47688.)

     2,3. A copy of the Certificate of Authority of the Trustee as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 2 to Form T-1 filed with the Registration Statement No. 333-47688.)

     4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with the Registration Statement No. 333-47688.)

     6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with the Registration Statement No. 333-47688.)

     7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                 SIGNATURE

          Pursuant to the requirements of the Act, the Trustee, BNY Midwest Trust Company, a corporation organized and existing under the laws of the State of Illinois, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of Chicago, and State of Illinois, on the 31st day of May, 2001.

                                         BNY Midwest Trust Company

                                         By:   /s/ D. G. DONOVAN
                                            --------------------------------
                                            Name:  D. G. DONOVAN
                                            Title: ASSISTANT VICE PRESIDENT

                                 SIGNATURE

          Pursuant to the requirements of the Act, the Trustee, BNY Midwest Trust Company, a corporation organized and existing under the laws of the State of Illinois, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of Chicago, and State of Illinois, on the 31st day of May, 2001.

                                         BNY Midwest Trust Company

                                         By:   /s/ D.G. DONOVAN
                                            --------------------------------
                                            Name:  D.G. DONOVAN
                                            Title: ASSISTANT VICE PRESIDENT

                      OFFICE OF BANKS AND REAL ESTATE
                    Bureau of Banks and Trust Companies

                      CONSOLIDATED REPORT OF CONDITION
                                     OF

                         BNY Midwest Trust Company
                         208 West Jackson Boulevard
                                 Suite 700
                          Chicago, Illinois 60606

Including the institution's domestic and foreign subsidiaries completed as of the close of business on September 30, 2000, submitted in response to the call of the Office of Banks and Real Estate of the State of Illinois.

                  ASSETS                                 Thousands of Dollars
                 --------                                --------------------

1.  Cash and Due from Depository Institutions...........         23,538

2.  U.S. Treasury Securities............................            -0-

3.  Obligations of States and Political Subdivisions....            -0-

4.  Other Bonds, Notes and Debentures...................            -0-

5.  Corporate Stock.....................................            -0-

6.  Trust Company Premises, Furniture, Fixtures and
    Other Assets Representing Trust Company
    Premises ...........................................            234

7.  Leases and Lease Financing Receivables..............            -0-

8.  Accounts Receivable.................................          3,706

9.  Other Assets........................................

    (Itemize amounts greater than 15% of Line 9)

         Goodwill and Intangibles ................49,497

                                                                 49,681

10. TOTAL ASSETS........................................         77,159

                      OFFICE OF BANKS AND REAL ESTATE
                    Bureau of Banks and Trust Companies

                      CONSOLIDATED REPORT OF CONDITION
                                     OF

                         BNY Midwest Trust Company
                         208 West Jackson Boulevard
                                 Suite 700
                          Chicago, Illinois 60606

           LIABILITIES                                  Thousands of Dollars
           -----------                                  --------------------
11. Accounts Payable ...................................            -0-

12. Taxes Payable ......................................            -0-

13. Other Liabilities for Borrowed Money ...............          7,000

14. Other Liabilities ..................................

    (Itemize amounts greater than 15% of Line 14)

        Reserve for Taxes ........................2,853

                                                                  3,289

15. TOTAL LIABILITIES                                            10,289

          EQUITY CAPITAL
          --------------

16. Preferred Stock ....................................            -0-

17. Common Stock........................................          2,000

18. Surplus.............................................         62,130

19. Reserve for Operating Expenses .....................            -0-

20. Retained Earnings (Loss) ...........................          2,740

21. TOTAL EQUITY CAPITAL ...............................         66,870

22. TOTAL LIABILITIES AND EQUITY CAPITAL ...............         77,159

I, Robert L. De Paola, Vice President (Name and Title of Officer Authorized to Sign Report) of BNY Midwest Trust Company certify that the information contained in this statement is accurate to the best of my knowledge and belief. I understand that submission of false information with the intention to deceive the Commissioner or his Administrative officers is a felony.

                             Robert L. DePaola
                            -------------------
             (Signature of Officer Authorized to Sign Report)

Sworn to and subscribed before me is 26th day of October, 2000.

My Commission expires December 31, 2001.

                                        Carmelo C. Casella, Notary Public



(Notary Seal)



Person to whom Supervisory Staff should direct questions concerning this report.

          Jennifer Barbieri                         (212) 437-5520
--------------------------------------------   ---------------------------
                 Name                          Telephone Number (Extension)